SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

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LUCY’S CAFE, INC. (Name of Registrant As Specified In Its Charter)

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LUCY’S CAFE, INC.
2685 Park Center Drive, Building A
Simi Valley, California 93065

NOTICE OF ACTION TO BE TAKEN BY
THE SHAREHOLDERS

FEBRUARY 8, 2007

To The Shareholders of Lucy’s Cafe, Inc.

Charles Rice, Douglas Benson, Phillip Cooper, Joshua Touber, David Singer, Laurel Research, Inc., David Lefkowitz, The Losito Family Trust, Richard Stockton, Bearden & Dreiling Properties LLC, Robert and Ellen Deutschman Family Trust, Craig Zaph, William Barrett and Joseph Maly (collectively, the “Majority Shareholders”) are entitled to vote of a total of 23,406,361 shares or approximately 51.4% of the total issued and outstanding stock of Lucy’s Cafe, Inc., a Nevada corporation (the “Company”). The Majority Shareholders intend to adopt the following resolutions by written consent in lieu of a meeting pursuant to the General Corporation Law of the State of Nevada.

1.
Authorize the officers and directors of the Company to cause the Company to amend and restate its Articles of Incorporation in order to, among other things, change the Company’s name from Lucy’s Cafe, Inc. to InterMetro Communications, Inc.; divide the Company’s Board of Directors into three classes, with each serving staggered three-year terms; authorize 10,000,000 shares of preferred stock, par value $0.001 per share; and increase the number of authorized shares of common stock from 50,000,000, par value $0.001 to 150,000,000, par value $0.001.

2.
Ratify the assumption by the Company of all stock options under the 2004 Stock Option Plan of InterMetro Communications, Inc., a Delaware corporation (“InterMetro”), which were issued and outstanding immediately prior to the closing of the business combination between the Company and InterMetro which closed on or about December 29, 2006.

3.	Ratify the adoption of the 2007 Omnibus Stock and Incentive Plan for the Company.

Charles Rice, Chief Executive Officer and President

___________

WE ARE NOT ASKING YOU FOR A CONSENT OR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

___________

LUCY’S CAFE, INC.
2685 Park Center Drive, Building A
Simi Valley, California 93065

FEBRUARY 8, 2007

SHAREHOLDERS ACTION

The Majority Shareholders submitted their consents to the shareholder resolutions described in this Information Statement on or about January 25, 2007, to be effective on or before March 14, 2007. As of January 25, 2007, the Majority Shareholders were entitled to vote of record 23,406,361 shares of the Company’s common stock, par value $0.001 per share, or approximately 51.4% of the total issued and outstanding common stock of the Company. The remaining outstanding shares of common stock are held by approximately 96 other shareholders.

The Majority Shareholders consist of Charles Rice, the Chairman, Chief Executive Officer, and President of the Company, Douglas Benson and Joshua Touber, directors of the Company, Phillip Cooper, a Vice President of the Company, David Singer, President of Advanced Tel, Inc., a wholly owned subsidiary of InterMetro, Laurel Research, Inc., a Nevada corporation of which Joshua Touber is the President, David Lefkowitz, The Losito Family Trust, Richard Stockton, Bearden & Dreiling Properties LLC, Robert and Ellen Deutschman Family Trust, Craig Zaph, William Barrett and Joseph Maly. See “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.”

Holders of the common stock of record as of January 25, 2007 are entitled to submit their consent to the shareholder resolutions described in this Information Statement, although no shareholder consents other than that of the Majority Shareholders are required to be submitted in order for the resolution to be adopted. The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholders will consent to all of the shareholder resolutions described in this Information Statement. Other shareholders who desire to submit their consents must do so by March 14, 2007 and once submitted will not be revocable. The affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to adopt the resolutions described in this Information Statement. Nevada law does not require that the proposed transactions be approved by a majority of the disinterested shareholders. A total of 45,525,614 shares of common stock will be entitled to vote on the Company’s proposed transactions described in this Information Statement.

THE COMPANY AND THE TRANSACTIONS

Proposed Shareholder Actions

The Company has its executive offices at 2685 Park Center Drive, Building A, Simi Valley, California 93065, and its telephone number is (805) 433-8000. As described in the accompanying NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS, the Company proposes to amend and restate its Articles of Incorporation (the “Amendment”) in order to, among other things, (i) change the Company’s name from Lucy’s Cafe, Inc. to InterMetro Communications, Inc., (ii) divide the Company’s Board of Directors into three classes, with each serving staggered three-year terms, (iii) authorize 10,000,000 shares of preferred stock, par value $0.001 per share, and (iv) increase the number of authorized shares of common stock from 50,000,000, par value $0.001, to 150,000,000, par value $0.001. The Company also proposes to ratify the assumption by the Company of all stock options under the 2004 Stock Option Plan of InterMetro Communications, Inc., a Delaware corporation (“InterMetro”), which were issued and outstanding immediately prior to the closing of the business combination below described between the Company and InterMetro, which closed on or about December 29, 2006 and to ratify the adoption of the 2007 Omnibus Stock and Incentive Plan for the Company.

Amended and Restated Articles of Incorporation. The Board of Directors of the Company voted unanimously to implement the Amended and Restated Articles of Incorporation. The Board of Directors believes that the implementation of the Amended and Restated Articles of Incorporation is necessary to complete the Company’s business combination with InterMetro. The Company is not expected to experience a material tax consequence as a result of amending and restating the Company’s Articles of Incorporation. Increasing the number of authorized shares of the Company’s common stock may, however, subject the Company’s existing shareholders to future dilution of their ownership in the Company.

The Company’s current Board of Directors consists of six members, including Charles Rice who was appointed Chairman of the Company’s Board of Directors upon the closing of the business combination below described between the Company and InterMetro, and Messrs. Vincent Arena, Jon deOng, Joshua Touber, Robert Grden, and Douglas Benson whose appointments became effective ten days after the filing and mailing of the Schedule 14(f) filed by the Company on or about January 9, 2007. The Board of Directors is authorized to establish the number of directors in a range of three to eleven, which is currently fixed at six.

The Amended and Restated Articles of Incorporation will cause the Company’s Board of Directors to be divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms. After the new directors take office and upon the filing of the Amendment, the members of the classes will be divided as follows:

Class I, whose term expires at the annual meeting of the stockholders to be held in 2008, will be comprised of Messrs. Joshua Touber and Douglas Benson;

Class II, whose term expires at the annual meeting of the stockholders to be held in 2009, will be comprised of Messrs. Robert Grden and Vincent Arena; and

Class III, whose term expires at the annual meeting of stockholders to be held in 2010, will be comprised of Messrs. Charles Rice and Jon deOng.

After the Amended and Restated Articles of Incorporation are effective, vacancies on the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors will be filled by a majority vote of the directors then in office, even if less than a quorum, or by the sole remaining director in the case of vacancies and will serve for the remainder of the applicable term. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third (1/3) of the total number of directors. This classification of the board of directors may have the effect of delaying or preventing changes in the control of or management of the Company. The Company’s directors may be removed only for cause by the affirmative vote of holders of at least 66 2/3% of our then outstanding capital stock voting together as a single class.

Assumption of Stock Options. The Board of Directors of the Company voted unanimously to cause the Company to assume all stock options under the 2004 Stock Option Plan of InterMetro, which were issued and outstanding immediately prior to the closing of the business combination between the Company and InterMetro which closed on or about December 29, 2006. The number of outstanding stock options and the exercise price will be adjusted in the same proportion as the exchange ratio for the outstanding common stock in the business combination, while the exercise periods and other terms and conditions will remain the same.

The following table sets forth information with respect to stock options to officers and directors of the Company granted pursuant to the 2004 Stock Option Plan of InterMetro through December 31, 2006.

Name	Title	Number of Options Granted	Exercise Price	Expiration Date

Charles Rice	Chief Executive Officer and President	308,080	$0.0446	January 2, 2009

Jon deOng	Chief Technology Officer	308,080	$0.0406	January 2, 2014

Vincent Arena	Chief Financial Officer	308,080	$0.0406	January 2, 2014

Joshua Touber	Director	123,232 61,616	$0.0406 $0.406	March 28, 2014 January 20, 2016

Robert Grden	Director	123,232 61,616	$0.0406 $0.406	August 27, 2014 January 20, 2016

Douglas Benson	Director	308,078 61,616	$0.0406 $0.974	July 1, 2014 May 1, 2016

2007 Omnibus Stock and Incentive Plan. The Board of Directors of the Company voted unanimously to adopt the 2007 Omnibus Stock and Incentive Plan (the “2007 Plan”). The Board of Directors believes that the adoption of the 2007 Plan will be critical to attracting, retaining, and motivating employees and other eligible persons of the Company.

Below is a summary of the principal provisions of the 2007 Plan. The summary is not necessarily complete, and reference is made to the full text of the 2007 Plan attached as an Exhibit to this Information Statement. Capitalized terms used, but not defined herein, have the same meaning as set forth in the 2007 Plan.

Types of Awards. The 2007 Plan allows any of the following types of awards, to be granted alone or in tandem with other awards:

Stock Options. Stock options granted under the 2007 Plan may be either incentive stock options (“ISOs”), which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory stock options (“NSOs”), which are not intended to meet those requirements. Award agreements for stock options may include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited or will be repurchased by us at the lower of the stock’s fair market value or issuance price if the restricted stock was originally purchased by the grantee. During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply.

Restricted Stock Units. A restricted stock unit entitles the grantee to receive common stock, or cash (or other property) based on the value of common stock, after a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock unit is forfeited.

Stock Appreciation Rights. A stock appreciation right entitles the grantee to receive, with respect to a specified number of shares of common stock, any increase in the value of the shares from the date the award is granted to the date the right is exercised. Under the 2007 Plan, all stock appreciation rights must be settled in common stock except as provided by the Compensation Committee. Award agreements for stock appreciation rights may include rules for exercise of the stock appreciation rights after termination of service.

Other Equity-Based Awards. The 2007 Plan also authorizes the Compensation Committee to grant other types of equity-based compensation. For example, the Compensation Committee may grant shares of common stock upon the achievement of Performance Objectives (as below defined).

Administration. The 2007 Plan will be administered by the Compensation Committee. The Compensation Committee will at all times be composed of two or more members of the Board of Directors who are not our employees or consultants. The 2007 Plan gives the Compensation Committee discretion to make awards under the 2007 Plan, to set the terms of award agreements (including the type and amount of any award), to establish rules for the interpretation and administration of the 2007 Plan), and to make other determinations and take other actions consistent with the terms and purposes of the 2007 Plan. The Compensation Committee may delegate to one or more of our executive officers the authority to select individuals (other than executive officers) to receive awards under the 2007 Plan and to determine the amount and types of awards granted to individuals who are selected.

Eligibility. Any employee or director of, or consultant for, the Company or any of its subsidiaries or other affiliates will be eligible to receive awards under the 2007 Plan.

Shares Available for Awards. 4,451,705 shares of our common stock will be reserved for awards under the 2007 Plan. In addition, on each anniversary of the 2007 Plan’s effective date on or before the fifth anniversary of the closing of this offering, the aggregate number of shares of our common stock available for issuance under the 2007 Plan will be increased by the lesser of (a) 5% of the total number of shares of our common stock outstanding as of the December 31 immediately preceding the anniversary, (b) 2,356,785 shares, or (c) a lesser number of shares of our common stock that our board, in its sole discretion, determines. In general, shares reserved for awards that lapse or are canceled will be added back to the pool of shares available for awards under the 2007 Plan. Awards other than stock options, stock appreciation rights, and restricted stock may be settled in media other than common stock, such as cash. In any year, an eligible employee, consultant, or director may receive awards with respect to no more than 2,199,666 shares. If an award is to be settled in a medium other than common stock, the number of shares on which the award is based will count toward the limit. The 2007 Plan authorizes the Compensation Committee to adjust the limit on the number of shares available for awards (up or down) in response to changes in the number of outstanding shares of common stock, such as dividends payable in stock, stock splits, combinations, and reclassifications. Also, in response to certain extraordinary events (such as extraordinary dividends or a merger or spinoff), the Compensation Committee may provide for cash payments or award substitutions to reflect consideration received by stockholders.

Vesting and Performance Objectives. Awards under the 2007 Plan are forfeitable until they become vested. An award will become vested only if the vesting conditions set forth in the award agreement (as determined by the Compensation Committee) are satisfied. The vesting conditions may include performance of services for a specified period, achievement of “Performance Objectives” (as described below), or a combination of both. The Compensation Committee also has authority to provide for accelerated vesting upon occurrence of an event such as a change in control. Performance Objectives selected by the Compensation Committee as vesting conditions will be based on one or more of the following performance measures: net earnings or net income (before or after taxes); earnings per share; net sales or revenue growth; net operating profit; return measures (including, but not limited to, return on assets, capital, equity, sales, or revenue); cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; market share; working capital targets; cash value added; economic value added; market penetration; and product introductions, in each case determined in accordance with generally accepted accounting principles subject to modifications approved by the Compensation Committee) consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination thereof.

No Repricing. The 2007 Plan specifically prohibits the Compensation Committee from repricing any stock options or stock appreciation rights.

Nontransferability. In general, awards under the 2007 Plan may not be assigned or transferred except by will or the laws of descent and distribution. However, the Compensation Committee may allow the transfer of NSOs to members of a 2007 Plan participant’s immediate family or to a trust, partnership, or corporation in which the parties in interest are limited to the participant and members of the participant’s immediate family.

Amendment and Termination. The Board of Directors or the Compensation Committee may amend, alter, suspend, or terminate the 2007 Plan at any time. If necessary to comply with any applicable law (including stock exchange rules), we will first obtain stockholder approval. Amendments, alterations, suspensions, and termination of the 2007 Plan generally may not impair a participant’s (or a beneficiary’s) rights under an outstanding award. However, rights may be impaired if necessary to comply with an applicable law or accounting principles (including a change in the law or accounting principles) pursuant to a written agreement with the participant.

Duration. Unless it is terminated sooner, the 2007 Plan will terminate upon the earlier of June 22, 2016 or the date all shares available for issuance under the 2007 Plan have been issued and vested.

Business Combination with InterMetro

On or about December 29, 2006, the Company, InterMetro, and InterMetro’s shareholders, note holders, and warrant holders (collectively, the “InterMetro Investors”) entered into exchange agreements to effect a reverse merger between the Company and InterMetro (the “Business Combination”) which will result in a share exchange such that InterMetro will become a wholly owned subsidiary of the Company and the InterMetro Investors will become the controlling shareholders of the Company. On the closing of the Business Combination, the Company authorized the issuance of 27,490,614 shares of common stock and 4,474,386 common stock purchase warrants to the InterMetro Investors. The remaining 14,049,580 shares of common stock and 2,161,791 common stock purchase warrants to be issued to certain InterMetro Investors were not exchanged concurrently on the closing of the Business Combination but will be exchanged automatically and without further action on the part of the holder(s) thereof at such time as the Company increases its authorized shares of common stock to up to 150,000,000.

Additional Information

Additional information regarding the Company, its business, its capital stock, and its financial condition are included in the Company’s Form 10-KSB annual report and its Form 10-QSB quarterly reports. Copies of the Company’s Form 10-KSB for its fiscal year ending December 31, 2005, as well as the Company’s Form 10-QSB for the quarters ending March 31, 2006, June 30, 2006, and September 30, 2006 are available upon request to: Charles Rice, Chief Executive Officer, Lucy’s Cafe, Inc., 2685 Park Center Drive, Building A, Simi Valley, California 93065. Information regarding InterMetro before the Business Combination is available in the Form S-1 Registration Statement for InterMetro, dated October 27, 2006, which has been withdrawn but is still available for informational purposes at www.sec.gov. Additional information regarding the Business Combination, including financial statements and pro forma financial information, is available in the Company’s Report on Form 8-K, filed with the Securities and Exchange Commission on or about January 9, 2007.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of January 31, 2007, by (i) each director, (ii) each executive officer, (iii) all directors and executive officers as a group, and (iv) each person who beneficially owns more than five percent of the Common Stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of January 31, 2007 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The percentage ownership of each beneficial owner is based on 59,575,194 outstanding shares of common stock (which includes 45,525,614 outstanding shares of Common Stock as of January 31, 2007 and which also includes the remaining 14,049,580 shares of Common Stock that will be automatically issued when the Company increases the number of authorized shares to 150,000,000). Except as otherwise listed below, the address of each person is c/o Lucy’s Cafe, Inc., 2685 Park Center Drive, Building A, Simi Valley, California 93065. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name and Title of Beneficial Owner	Number of Shares Beneficially Owned(1)(2)	Percentage Ownership

Charles Rice	35,682,721 (3)	55.0%
Chairman, President,
Chief Executive Officer and Secretary

Vincent Arena	2,460,899 (4)	4.1%
Chief Financial Officer

Jon deOng	2,668,703 (5)	4.5%
Chief Technology Officer

Joshua Touber	1,105,413 (6)	1.8%
Director

Robert Grden	184,848 (7)	*
Director

Douglas Benson	3,982,283 (8)	6.6%
Director

Directors and executive officers	40,955,265	67.8%
as a group (6 persons)

David Marshall	6,317,777 (9)	10.4%
9229 Sunset Boulevard
Suite 505
Los Angeles, CA 90069

Mitchell Pindus	3,034,607 (10)	5.1%
228 S. Medio Drive
Los Angeles, CA 90049

Hunter World Markets, Inc.	4,485,000 (11)	7.5%
9300 Wilshire Boulevard
Penthouse Suite
Beverly Hills, CA 92012

 *Indicates beneficial ownership of less than one percent.

(1)
Includes the remaining 14,049,580 shares of Common Stock and 2,161,791 Common Stock purchase warrants to be issued to certain InterMetro Investors that were not exchanged concurrently on the closing of the Business Combination, but which will be exchanged automatically and without further action on the part of the holder(s) thereof at such time as the Company increases its authorized shares. Also reflects the assumption of all outstanding InterMetro stock options under InterMetro’s 2004 stock option plan (the “2004 Plan”) by the Company. The number of outstanding stock options and exercise price will be adjusted in the same proportion as the exchange ratio for the outstanding common stock in the business combination, while the exercise periods and other terms and conditions will remain the same as described in the Form S-1 Registration Statement filed by InterMetro Communications, Inc., dated October 27, 2006 which has been withdrawn, but is still available for informational purposes at www.sec.gov.

(2)
Unless otherwise indicated and subject to applicable community property laws, to the Company’s knowledge each stockholder named in the table possesses sole voting and investment power with respect to all shares of Common Stock, except for those owned jointly with that person’s spouse.

(3)	Includes 261,868 shares of Common Stock which may be purchased pursuant to warrants and stock options that are exercisable within 60 days of January 31, 2007. Also includes 3,521,930 shares of Common Stock over which Mr. Rice would have voting power pursuant to voting agreements upon the exercise of stock options under the 2004 Plan and an additional 9,288,595 shares of Common Stock owned by certain of the Company’s employees over which Mr. Rice maintains voting control. Mr. Rice has granted options to certain individuals to purchase a total of 1,016,686 shares of his common stock. These options expire on May 15, 2009. Includes 5,306,893 shares of Common Stock and warrants to purchase 1,010,884 shares of Common Stock owned by David Marshall, the manager of an advisor to the Company, and his affiliates over which Mr. Rice has voting power for a period of ninety (90) days from December 29, 2006 for all shares for all matters, and for a period of two years from December 29, 2006 with respect to all matters (4,000,000 shares) and with respect to the selection of directors (the balance of the shares). Mr. Marshall purchased 2,500,000 of these shares from Mr. Rice for $150,000, payable to Mr. Rice within a twelve month period, prior to the closing of the Business Combination. Also includes 2,554,587 shares of Common Stock and warrants to purchase 480,020 shares of Common Stock owned by Mitchell Pindus and his affiliates over which Mr. Rice has voting power for a period of ninety (90) days for all shares for all matters, and for a period of two years with respect to the selection of directors.

(4)	Includes 261,868 shares of Common Stock which may be purchased pursuant to stock options that are exercisable within 60 days of January 31, 2007.

(5)	Includes 261,868 shares of Common Stock which may be purchased pursuant to stock options that are exercisable within 60 days of January 31, 2007.

(6)
Includes 342,461 shares of Common Stock which may be purchased pursuant to warrants and stock options that are exercisable within 60 days of January 31, 2007. Also includes 61,623 shares of Common Stock which may be purchased by Laurel Research, Inc., of which Mr. Touber is President, pursuant to warrants that are exercisable within 60 days of January 31, 2007.

(7)	Includes 184,848 shares of Common Stock which may be purchased pursuant to stock options that are exercisable within 60 days of January 31, 2007.

(8)	Includes 338,886 shares of Common Stock which may be purchased pursuant to warrants and stock options that are exercisable within 60 days of January 31, 2007.

(9)
Includes 680,065 shares of Common Stock owned by David Marshall Inc., of which David Marshall is the chief executive officer; 478,240 shares of Common Stock owned by the David Marshall Pension Trust, of which Mr. Marshall is the trustee; 373,441 shares of Common Stock which may be purchased by David Marshall Inc. pursuant to warrants that are exercisable within 60 days of January 31, 2007; 637,443 shares of Common Stock which may be purchased by the David Marshall Pension Trust pursuant to warrants that are exercisable within 60 days of January 31, 2007; 648,588 shares of Common Stock owned by Glenhaven Corporation, of which Mr. Marshall is the chief executive officer, and 3,500,000 shares of Common Stock owned by Santa Monica Capital, LLC, of which Mr. Marshall is the manager. These shares are subject to a voting agreement pursuant to which Charles Rice has voting power for a period of ninety (90) days from December 29, 2006 for all shares for all matters, and for a period of two years from December 29, 2006 with respect to all matters (4,000,000 shares) and with respect to the selection of directors (the balance of the shares).

(10)
Includes 1,846,664 shares of Common Stock owned by the Pindus Living Trust, of which Mr. Pindus is the co-trustee; 561,184 shares of Common Stock owned by the Mitchell R. Pindus Individual Retirement Account; 48,913 shares of Common Stock owned by the Myles Pindus Trust, of which Mr. Pindus is the trustee; 48,913 shares of Common Stock owned by the Tobias Pindus Trust, of which Mr. Pindus is the trustee; 48,913 shares of Common Stock owned by the Erin Pindus Trust, of which Mr. Pindus is the trustee; 248,961 shares of Common Stock which may be purchased by the Pindus Living Trust pursuant to warrants that are exercisable within 60 days of January 31, 2007; 231,059 shares of Common Stock which may be purchased by the Mitchell R. Pindus Individual Retirement Account pursuant to warrants that are exercisable within 60 days of January 31, 2007. These shares are subject to a voting agreement pursuant to which Charles Rice has voting power for a period of ninety (90) days from December 29, 2006 for all shares for all matters, and for a period of two years from December 29, 2006 with respect to the selection of directors.

(11)
Includes 3,585,000 shares of common stock owned by Hunter World Markets, Inc. (“Hunter”) and its affiliates and its affiliates and 600,000 shares which may be purchased by Hunter and its affiliates pursuant to warrants that are exercisable within 60 days of January 31, 2007. Todd M. Ficeto is President, Chief Executive Officer, and control person of Hunter and may be deemed to have voting and investment power over the shares held by Hunter. Mr. Ficeto disclaims beneficial ownership of the shares held by Hunter except to the extent of his pecuniary interest therein. Includes 250,000 shares held by Mr. Ficeto. Includes 25,000 shares held by Hunter Ficeto and 25,000 shares held by Natalia Ficeto. Mr. Ficeto is the father of Hunter Ficeto and Natalia Ficeto and may be considered control person of shares held by them.

EXECUTIVE COMPENSATION

Executive Compensation

None of the Company’s executive officers received any compensation for their respective services rendered to the Company during the year ended December 31, 2006.

The following table summarizes the compensation paid or accrued by the Company during the year ended December 31, 2006 by InterMetro’s chief executive officer and InterMetro’s other executive officers who were serving as executive officers on December 31, 2006 and whose salary and bonus exceeded $100,000 for services rendered to InterMetro in all capacities during that year.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All other Compensation(1)	Total

Charles Rice Chief Executive Officer and President	2006	$269,943	- 0 -	- 0 -	- 0 -	- 0 -	$20,316	$290,259

Jon deOng Chief Technology Officer	2006	$226,997	- 0 -	- 0 -	- 0 -	- 0 -	$17,316	$244,313

Vincent Arena Chief Financial Officer	2006	$205,350	- 0 -	- 0 -	- 0 -	- 0 -	$13,290	$218,640

(1)	Amounts primarily represent medical insurance premiums and reimbursements for automobile and electronic communication device expenses.

Employment Agreements

Effective on or about January 1, 2007, the Company assumed certain employment agreements with the Company’s new Chief Executive Officer, Charles Rice, Chief Technical Officer, Jon deOng, and Chief Financial Officer, Vincent Arena. Each of the agreements has a term ending on December 31, 2010, with automatic one-year extensions unless either the Company or the executive provides notice of intention not to renew the agreement at least 60 days prior to the end of its term.

The agreement with Mr. Rice provides for a base annual salary of $220,000 and a discretionary annual bonus target of up to 100% of his base annual salary. The agreement with Mr. deOng provides for a base annual salary of $185,000 and a discretionary annual bonus target of up to 75% of his base annual salary. The agreement with Mr. Arena provides for a base annual salary of $185,000 and a discretionary annual bonus target of up to 75% of his base annual salary. The Company anticipates senior executive bonuses under each of these agreements will be determined based on various factors, including revenue achievement and operating income (loss) before depreciation and amortization targets, as well as personal contributions. Each of these agreements calls for an 11% yearly increase in annual base salary.

Pursuant to the employment agreements, Mr. Rice, Mr. deOng, and Mr. Arena were each granted, on January 2, 2004, options to purchase 29,412 shares of InterMetro’s common stock under its 2004 Plan (which will be exchanged for options to purchase 308,080 of the Company’s common stock as soon as practicable after the closing of the Business Combination). The options for Mr. Rice have an exercise price of $0.468 per share (which will become $0.0446 per share after the Business Combination) and the options for Messrs. deOng and Arena have an exercise price of $0.425 per share (which will become $0.0406 per share after the Business Combination). All of the options have an exercise period of ten years from the date of grant. The options were 20% vested upon grant, and 1/16 of the unvested options vest each calendar year quarter from the grant date.

These employment agreements may be terminated by the Company if the executive acts with gross negligence in the performance of his duties resulting in a breach of his fiduciary duties to the Company, its board, or its shareholders (provided that the Company gives the executive notice of the basis for the termination and an opportunity for 30 days to cease committing the alleged conduct).

Severance benefits are payable under the agreements if the executive’s employment is terminated (i) if the Company materially breaches the employment agreement or terminate the agreement other than for gross negligence (as described above), (ii) upon the death or disability of the executive, or (iii) on account of non-renewal of the employment agreement after a change in control of the Company’s ownership. These severance benefits include (i) a lump sum payment equal to the greater of the sum of the executive’s annual compensation and accrued but unpaid bonus payable through the end of the term of the employment agreement or the executive’s annual base compensation, (ii) continuation medical insurance coverage and other benefits through the end of the term, and (iii) full vesting of all unvested stock options, with the ability to exercise all options granted under the agreement for the remainder of their term.

If the executive terminates his employment for reasons other than the Company’s breach of the agreement, he will not be entitled to severance benefits and will have a period of 90 days after notification of termination to exercise his vested options. If the executive’s employment is terminated for gross negligence (as described above), the executive will not be entitled to severance benefits, but he will be entitled to exercise his vested stock options for the remainder of their term.

Outstanding Equity Awards

The following table sets forth information for each of the Company’s executive officers regarding the number of shares subject to exercisable, unexercisable, and unexercisable unearned InterMetro stock options at the fiscal year ended December 31, 2006.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

Charles Rice	246,464	61,616	- 0 -	$0.0446	1/2/09
Chairman, Chief Executive Officer, and President
Jon deOng	246,464	61,616	- 0 -	$0.0406	1/2/14
Chief Technology Officer
Vincent Arena	246,464	61,616	- 0 -	$0.0406	1/2/14
Chief Financial Officer

(1)	Assumes all outstanding stock options granted under InterMetro’s 2004 stock option plan are assumed by the Company.

Employee Benefit Plans

2004 Stock Option Plan

The Board of Directors of the Company voted unanimously to cause the Company to assume all stock options under the 2004 Stock Option Plan of InterMetro (the “2004 Plan”), which were issued and outstanding immediately prior to the closing of the Business Combination between the Company and InterMetro which closed on or about December 29, 2006. Upon the effectiveness of the applicable shareholder resolution described in this Schedule 14C, the Company will assume the obligations of stock options to purchase approximately 545,588 shares of InterMetro’s common stock under InterMetro’s 2004 stock option plan (which will be exchanged for stock options to purchase approximately 5,714,819 shares of the Company’s common stock) of which approximately 4,836,800 vest as follows: 20% on the date of grant and 1/16 of the balance each quarter thereafter until the remaining stock options have vested and approximately 878,018 of which as follows: 50% on the date of grant and 50% at one year after the date of grant. The exchanged stock options will be exercisable for a period of ten years from the date of initial grant by InterMetro and will be exercisable at exercise prices ranging from $0.0406 to $0.9738.

InterMetro and the Company plan to freeze any further grants of stock options under the 2004 Plan upon the adoption of the Company’s planned 2007 Omnibus Stock and Incentive Plan. Any shares reserved for issuance under the 2004 Plan that are not needed for outstanding options granted under that plan will be cancelled and returned to treasury shares.

2007 Omnibus Stock and Incentive Plan

On or about January 19, 2007, the Board of Directors of the Company adopted the 2007 Omnibus Stock and Incentive Plan (the “2007 Plan”) for directors, officers, employees, and consultants to the Company. See “THE COMPANY AND THE TRANSACTIONS - Proposed Shareholder Actions - 2007 Omnibus Stock and Incentive Plan” for a summary of the principal provisions of the 2007 Plan.

Director Compensation

None of the Company’s directors received any compensation for their respective services rendered to the Company during the year ended December 31, 2006.

The following table summarizes the compensation paid or accrued by the Company during the year ended December 31, 2006 by InterMetro’s directors who were serving as directors of InterMetro on December 31, 2006 and who now serve as directors of the Company, effective as of January 19, 2007.

Director Compensation

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All other Compensation	Total

Joshua Touber, Director	- 0 -	- 0 -	61,615 (1)	- 0 -	- 0 -	$4,800 (2)	$4,800

Robert Grden, Director	- 0 -	- 0 -	61,615 (1)	- 0 -	- 0 -	- 0 -	- 0 -

Douglas Benson, Director	- 0 -	- 0 -	61,615 (1)	- 0 -	- 0 -	- 0 -	- 0 -

(1)	Assumes all outstanding stock options granted under InterMetro’s 2004 stock option plan are assumed by the Company.

(2)	Amount primarily represents medical insurance premiums.

OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO CHARLES RICE, CHIEF EXECUTIVE OFFICER OF THE COMPANY, AT LUCY’S CAFE, INC., 2685 PARK CENTER DRIVE, BUILDING A, SIMI VALLEY, CALIFORNIA 93065, TELEPHONE (805) 433-8000, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE.

Exhibit A
Amended and Restated Articles of Incorporation

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

LUCY CAFE, INC.

The undersigned, Charles Rice and Vincent Arena, being the President and Chief Financial Officer, respectively, of Lucy’s Cafe, Inc. (the “Corporation”), hereby certify that:

1. They are the President and Chief Financial Officer of the Corporation.

2. The Articles of Incorporation of the Corporation are hereby amended and restated as follows:

ARTICLE I

The name of this Corporation shall be: InterMetro Communications, Inc.

ARTICLE II

The name of the registered office of the Corporation in the State of Nevada is Paracorp Incorporated, and the address of the registered agent at that address is 318 N. Carson St. #208, Carson City, Nevada 89701.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes (“Nevada Corporation Law”).

ARTICLE IV

A. Capitalization. The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is One Hundred Sixty Million (160,000,000) shares, consisting of (a) One Hundred Fifty Million (150,000,000) shares of Common Stock, par value $0.001 per share (“Common Stock”), and (b) Ten Million (10,000,000) shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

B. Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is authorized to provide, by resolution, for one or more series of Preferred Stock to be comprised of authorized but unissued shares of Preferred Stock. Except as may be required by law, the shares in any series of Preferred Stock need not be identical to any other series of Preferred Stock. Before any shares of any such series of Preferred Stock are issued, the Board of Directors shall fix, and is hereby expressly empowered to fix, by resolution, the rights, preferences and privileges of, and qualifications, restrictions and limitations applicable to, such series.

The Board of Directors is authorized to increase the number of shares of the Preferred Stock designated for any existing series of Preferred Stock by a resolution adding to such series authorized and unissued shares of the Preferred Stock not designated for any other series of Preferred Stock. The Board of Directors is authorized to decrease the number of shares of the Preferred Stock designated for any existing series of Preferred Stock by a resolution, subtracting from such series unissued shares of the Preferred Stock designated for such series.

C. Common Stock.

1. Except as otherwise required by law, and subject to any special voting rights which may be granted to any additional series of Preferred Stock in the Board of Directors resolutions which create such series, each holder of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder’s name on the records of the Corporation on each matter submitted to a vote of the stockholders. Holders of Common Stock shall not have the right to cumulative voting in the election of directors of the Corporation.

2. Subject to the rights of the holders of the Preferred Stock if any, the holders of the Common Stock shall be entitled to receive such dividends and other distributions, in cash, securities or property of the Corporation, as may be declared thereon from time to time by the Board of Directors, out of the assets and funds of the Corporation legally available therefor.

D. General.

1. Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration (in any form, but not less in value than the par value thereof) as may be fixed by the Board of Directors, which is expressly authorized to fix such consideration in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares of Preferred Stock or Common Stock so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be subject to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

2. The Corporation shall have authority to create and grant rights and options entitling their holders to purchase or otherwise acquire shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights and options shall be evidenced by instruments approved by the Board of Directors. The Board of Directors shall be empowered to set the exercise price, duration, times for exercise and other terms of such options or rights; provided , however , that the consideration to be received (which may be in any form permitted by the Board of Directors) for any shares of capital stock subject thereto shall have a value not less than the par value thereof.

ARTICLE V

A. Management. The management of the business and the conduct of the affairs of the Corporation shall be vested in the Board of Directors of the Corporation. The number of directors which shall constitute the entire Board of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation, subject to any restrictions that may be set forth in this Certificate of Incorporation.

B. Election and Term of Directors. The directors of the Corporation shall be classified, with respect to the time for which they hold office, into three classes as nearly equal in number as possible: one class the term of which expires at the annual meeting of stockholders that is held in 2008, a second class the term of which expires at the annual meeting of stockholders that is held in 2009 and a third class the term of which expires at the annual meeting of stockholders that is held in 2010, with any director in each such class to hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal from office in accordance with this Certificate of Incorporation, any applicable law or pursuant to an order of a court. If the number of directors is changed by the Board of Directors, then any newly-created directorships or any decrease in directorships shall be so apportioned among such classes as to make all such classes as nearly equal in number as possible; provided, however , that no decrease in the number of directors shall shorten the term of any incumbent director. At each annual meeting of the stockholders of the Corporation, subject to the rights of the holders of any class or series of capital stock having a preference over Common Stock as to dividends or upon liquidation, the successors of the class of directors the term of which expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders of the Corporation held in the third year following the year of such election.

C. Vacancies on the Board of Directors. Any vacancy on the Board of Directors resulting from death, resignation, removal or other cause and any newly created directorship resulting from any increase in the authorized number of directors between meetings of the stockholders shall be filled only by the affirmative vote of a majority of all of the directors then in office, even though less than a quorum, and any director so chosen shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or the new directorship was created and until a successor is duly elected and qualified or until his or her earlier death, resignation or removal from office in accordance with this Certificate of Incorporation, any applicable law or pursuant to an order of a court.

D. Removal of Directors. Any director or the entire Board of Directors may be removed from office at any time but only for cause and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all outstanding shares of capital stock of the Corporation then entitled to vote in an election of directors of the Corporation voting as a single class.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the Corporation; provided, however, that the stockholders may change or repeal any Bylaw adopted by the Board of Directors by the affirmative vote of the percentage of holders of capital stock as set forth in the Bylaws.

ARTICLE VII

The election of directors at an annual or special meeting of stockholders of the Corporation need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VIII

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or an officer of the Corporation against expenses (including, without limitation, attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred thereby in connection with such action, suit or proceeding to the fullest extent permitted by the Nevada Corporation Law and any other applicable law as shall be from time to time in effect. Such right of indemnification shall not be deemed to be exclusive of any rights to which any such director or officer may otherwise be entitled. The provisions of this Article VIII shall be deemed to constitute a contract between the Corporation and each director and officer of the Corporation serving in such capacity at any time while this Article VIII is in effect, and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

ARTICLE IX

To the fullest extent permitted by the Nevada Corporation Law, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages. Any repeal or modification of the foregoing provisions of this Article IX by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE X

Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Chief Executive Officer of the Corporation or the Board of Directors or a Committee of the Board of Directors which has been duly designated by the Board of Directors and the powers and authority of which, as provided in a resolution of the Board of Directors or in the Bylaws of the Corporation, include the power to call special meetings of the stockholders. Such special meetings may not be called by any other person or persons.

ARTICLE XI

Notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, this Certificate of Incorporation or any designation of the Preferred Stock, the affirmative vote of at least a majority of the voting power of all of the then outstanding shares of the capital stock, voting together as a single class, shall be required to amend, alter or appeal any provision contained in this Certificate of Incorporation except that the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding capital stock of the Corporation, voting together as a single class, shall be required to amend, alter or repeal any provision of Article V of this Certificate of Incorporation.

3. The foregoing Amended and Restated Articles of Incorporation has been duly approved by the Board of Directors.

4. The foregoing Amended and Restated to the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Nevada Law. The total number of outstanding shares of the Corporation is 45,525,614 shares of Common Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than fifty percent (50%).

The undersigned further declare under penalty of perjury under the laws of the State of Nevada that the matters set forth in this certificate are true and correct of his own knowledge.

Dated: ___________________, 2007

Charles Rice, President

Vincent Arena, Chief Financial Officer

Exhibit B
2004 InterMetro Communications, Inc. Stock Option Plan

InterMetro Communications, Inc.
Stock Option Plan
for Directors, Executive Officers, and Employees of
and Key Consultants to InterMetro Communications, Inc.

1. Purpose. The purpose of this Stock Option Plan is to promote the interests of InterMetro Communications, Inc. (“Company”) and its shareholders by enabling it to offer stock options to better attract, retain, and reward directors, executive officers, and employees of and key consultants to the Company and any other future subsidiaries that may qualify under the terms of this Plan. The goal is to strengthen the mutuality of interests between those persons and the shareholders of the Company by providing those persons with a proprietary interest in pursuing the Company’s long-term growth and financial success.

2. Definitions. For purposes of this Plan, the following terms have the meanings set forth below.

(a) “Board” means the Board of Directors of InterMetro Communications, Inc.

(b) “Code” means the Internal Revenue Code of 1986, as amended. Reference to any specific section of the Code will be deemed to be a reference to any successor provision of the Code.

(c) “Chief Executive Officer” means the Chief Executive Officer of the Company responsible for the administration of the Plan as provided in Section 3 below.

(d) “Common Stock” means the common stock of the Company or any security issued in substitution, exchange, or in lieu thereof.

(e) “Company” means InterMetro Communications, Inc., a California corporation, or any successor corporation. Except where the context indicates otherwise, the term “Company” includes its Parent and Subsidiaries.

(f) “Director” means any person who serves as a member of the Board of Directors of InterMetro Communications, Inc. “Outside Director” means any person who serves as a member of the Board of Directors of InterMetro Communications, Inc. and is not a full-time employee of InterMetro Communications, Inc. or its subsidiaries.

(g) “Disabled” means permanent and total disability, as defined in Code Section 22(e)(3).

(h) “Employee” means any person who is employed by InterMetro Communications, Inc. or any Subsidiary or Parent of the Company on a full or part-time basis, so that they have income taxes withheld and are eligible to participate in employee benefits programs. Such person will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless re-employment upon expiration of such leave is guaranteed by statute or contract. If employment upon expiration of leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Qualified Stock Option. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(i) “Exchange Act” means the Securities Exchange Act of 1934.

(j) “Fair Market Value” per share means, on any given date:

(1) The last sale price of the Common Stock on the National Association of Securities Dealers Automated Quotation National Market System (“NMS”) or in case no such reported sale takes place, the average of the closing bid and ask prices on such date; or

(2) If not quoted on the NMS, the average of the closing bid and ask prices of the Common Stock on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or any comparable system; or

(3) If not quoted on any system, the fair market value indicated by the last appraisal of the Company by a professional appraiser or certified public accounting firm; or

(4) If not quoted on any system or valued by appraisal, the fair market value determined by the Company’s Board of Directors in good faith.

(k) “Incentive Stock Option” means an option to purchase shares of Common Stock that is intended to be an incentive stock option within the meaning of Section 422 of the Code.

(l) “Insider” means a person who is subject to the provisions of Section 16 of the Exchange Act.

(m)  “Key Consultant” means a person who is engaged by InterMetro Communications, Inc. or its Subsidiaries as a non-employee to perform tasks on a contractual basis over a sufficient period of time that he or she satisfies the eligibility criteria set forth by the Securities and Exchange Commission for a non-employee to participate in a registered stock option plan.

(n) “Non-Qualified Stock Option” means any option to purchase shares of Common Stock that is not an Incentive Stock Option.

(o) “Officer” is an employee of InterMetro Communications, Inc. or its Subsidiaries who is granted the authority to commit the corporation to binding agreements and to function as one of the executives of InterMetro Communications, Inc. or its Subsidiaries.

(p)  “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(q) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, as determined in accordance with the rules of Section 424(e) of the Code.

(r) “Participant” means a person who has been granted an Option.

(s) “Plan” means this InterMetro Communications, Inc. Stock Option Plan for Directors, Executive Officers, and Employees of and Key Consultants to InterMetro Communications, Inc. and its Subsidiaries, as it may be amended from time to time.

(t) “Securities Act” means the Securities Act of 1933, as amended.

(u) “Severance” means, with respect to a Participant, the termination of the Participant’s provision of services to the Company as an employee and officer and director and consultant, as the case may be, whether by reason of death, disability, or any other reason. A Participant who is on a leave of absence that exceeds ninety (90) consecutive days will be considered to have incurred a Severance on the ninety-first (91st) day of the leave of absence, unless the Participant’s rights to reemployment or reappointment are guaranteed by statute or contract.

(v) “Subsidiary” means any corporation or entity in which the Company, directly or indirectly, controls fifty percent (50%) or more of the total voting power of all classes of its stock having voting power, as determined in accordance with the rules of Code Section 424(f).

(w) “Ten Percent Shareholder” means any person who owns (after taking into account the constructive ownership rules of Section 424(d) of the Code) more than ten percent (10%) of the stock of the Company.

3. Administration.

(a) This Plan will be administered by the Chief Executive Officer of the Company.

(b) The Chief Executive Officer is authorized to interpret this Plan and to adopt rules and procedures relating to the administration of this Plan. All actions of the Chief Executive Officer in connection with the interpretation and administration of this Plan will be binding upon all parties.

(c) The Chief Executive Officer may designate persons other than the Chief Executive Officer to carry out his/her responsibilities under such conditions and limitations as he/she may prescribe, except that the Chief Executive Officer may not delegate his/her authority with regard to the granting of Options to Insiders.

(d) Subject to the limitations of Section 13 below, the Chief Executive Officer is expressly authorized to make such modifications to this Plan as are necessary to effectuate the intent of this Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants and the Plan.

4. Duration of Plan.

(a) This Plan is effective as of January 1, 2004, the date of its adoption by the Board, provided this Plan is approved by the majority of the Company’s shareholders, in accordance with the provisions of Code Section 422, on or prior to twelve (12) months after its adoption. In the event that this Plan is not so approved, this Plan will terminate and any Options granted under this Plan will be void and have no further effect.

(b) This Plan will terminate on January 1, 2014, except with respect to Options then outstanding.

5. Number of Shares.

(a) The aggregate number of shares of Common Stock which may be issued pursuant to this Plan is three million (3,000,000) shares of Common Stock. This aggregate number may be adjusted from time to time as set forth in Section 12 of this Plan.

(b) Upon the expiration or termination of an outstanding Option which has not been exercised in full, any shares of Common Stock remaining unissued will again become available for the granting of additional Options.

6. Eligibility. Persons eligible for Options under this Plan are limited to the directors, executive officers, and employees of and key consultants to InterMetro Communications, Inc. and its Subsidiaries.

7. Form of Options. Options granted under this Plan may be Incentive Stock Options or Non-Qualified Stock Options, subject to Section 422 of the Code. Options will be subject to the following terms and conditions:

(a) Options may be granted under this Plan on such terms and in such form as the Chief Executive Officer may approve, including by not limited to the right to exercise Options on a cashless basis, which conditions will not be inconsistent with the provisions of this Plan.

(b) The exercise price per share of Common Stock purchasable under an Option will be set forth in the Option. In the case of an Incentive Stock Option, the exercise price, determined on the date of the grant, must be no less than:

(i)	One hundred ten percent (110%) of the Fair Market Value of the Common Stock in the case of a Ten Percent Shareholder Employee; or

(ii)	One hundred percent (100%) of the Fair Market Value of the Common Stock in the case of any other Employee.

In the case of a Non-Qualified Stock Option, the exercise price, determined on the date of the grant, must be no less than:

(i)	One hundred ten percent (110%) of the Fair Market Value of the Common Stock in the case of a Ten Percent Shareholder; or

(ii)	Eighty-five percent (85%) of the Fair Market Value of the Common Stock in the case of any other Participant.

(c) An Option will be exercisable at such time or times and be subject to such terms and conditions as may be set forth in the Option. Except in the case of Options granted to Officers, Directors, and Consultants, Options will become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted.

(d) The Chief Executive Officer may modify an existing Option, including the right to:

(i)	Accelerate the right to exercise it;

(ii)	Extend or renew it; or

(iii)	Cancel it and issue a new Option.

(e) No modification may be made pursuant to Paragraph (d) above to an Option that would impair the rights of the Participant holding the Option without his or her consent. Whether a modification of an existing Incentive Stock Option will be treated as the issuance of a new Incentive Stock Option will be determined in accordance with the rules of Section 424(h) of the Code.

(f) Each Option will be designated in the stock option agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value (determined as of the date of grant) of the number of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds one hundred thousand dollars ($100,000) or such other limit as may be required by Code Section 422, such Options will be treated as Non-Qualified Stock Options. In the event the stock option agreement does not designate an Option as either an Incentive Stock Option or a Non-Qualified Stock Option, such Option will be treated as an Incentive Stock Option to the extent that the aggregate Fair Market Value (determined as of the date of grant) of the number of shares of Common Stock with respect to which such Option is exercisable for the first time by a Participant during any calendar year does not exceed one hundred thousand dollars ($100,000) or such other limit as may be required by Code Section 422.

8. Issuance of Options.

Stock Options will be granted from time to time in the future on the terms and conditions recommended by the Chief Executive Officer and approved by the Company’s Board of Directors. Each Option will be evidenced by a written stock option agreement, in form satisfactory to the Chief Executive Officer, executed by the Company and the person to whom such Option is granted.

9. Vesting Requirement and Performance Threshold.

The vesting requirements, performance thresholds and other terms and conditions of additional Options which may be granted under this Plan from time to time, if any, will be determined and approved by the Chief Executive Officer and Board of Directors; provided, that in all cases unvested Options will automatically expire and be canceled on the date of the Severance of an Employee or Insider who holds such Options, except as otherwise specifically provided in future amendments to the Plan or in specific stock option agreements approved by the Board of Directors on a case by case basis.

10. Termination of Options.

(a) Except to the extent the terms of an Option require its prior termination, each Option will terminate on the earliest of the following dates.

(i)	The date which is ten (10) years from the date on which the Option is granted or five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Ten Percent Shareholder.

(ii)
If the Participant was Disabled at the time of Severance, the date of the Severance of the Participant to whom the Option was granted, with respect to unvested Options, and the date which is one (1) year from the date of the Severance, with respect to vested Options.

(iii)
The date of Severance of the Participant to whom the Option was granted, with respect to unvested Options, and the date which is ninety (90) days from the date of the Severance of the Participant to whom the Option was granted, with respect to vested Options.

(iv)	The date which is one (1) year after the death of the Participant, with respect to vested Options, and the date of death of the Participant, in the case of unvested Options.

(v)
In the case of any Severance other than one described in Subparagraphs (ii) or (iii) above, the date of the Participant’s Severance, with respect to unvested Options, and the date that is ninety (90) days from the date of the Participant’s Severance, with respect to vested Options.

11. Non-transferability of Options.

(a) During the lifetime of the Participant, each Option is exercisable only by the Participant.

(b) No Option under this Plan will be assignable or transferable, except by will or the laws of descent and distribution.

12. Adjustments.

(a) In the event of any change in the capitalization of the Company affecting its Common Stock (e.g., a stock split, reverse stock split, stock dividend, combination, recapitalization, or reclassification), the Chief Executive Officer is authorized to make such adjustments as the Chief Executive may deem appropriate with respect to:

(i)	The aggregate number of shares of Common Stock for which Options may be granted under this Plan;

(ii)	The number of shares of Common Stock covered by each outstanding Option; and

(iii)	The exercise price per share in respect of each outstanding Option.

(b) The Chief Executive Officer may also make such adjustments in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

(c) The Chief Executive Officer may also increase the aggregate number of shares of Common Stock that may be issued under the Plan so that the aggregate number of shares of Common Stock that may be issued under the Plan equals 15% of the outstanding shares of the Company’s Common Stock.

13. Amendment and Termination. The Board may at any time amend or terminate this Plan. The Board may not, however, without the approval of the majority-in-interest of the shareholders of the Company, amend the provisions of this Plan regarding:

(a) The class of individuals entitled to receive Incentive Stock Options.

(b)	The aggregate number of shares of Common Stock that may be issued under the Plan, except as provided in Section 12 of this Plan.

(c)
To the extent necessary to comply with Rule 16(b) under the Exchange Act, if applicable, the Board may not make any amendment without approval of the majority-in-interest of the shareholders of the Company that would:

(i)	Materially increase the aggregate number of shares of Common Stock which may be issued to Insiders (except for adjustments under Section 12 of this Plan);

(ii)	Materially modify the requirements as to the eligibility of Insiders to participate; or

(iii)	Materially increase the benefits accruing to Insiders under this Plan.

14. Tax Withholding.

(a) The Company will have the right to take such actions as may be necessary to satisfy its tax withholding obligations relating to the operation of this Plan.

(b) If Common Stock is used to satisfy the Company’s tax withholding obligations, the stock will be valued based on its Fair Market Value when the tax withholding is required to be made.

15. No Additional Rights.

(a) The existence of this Plan and the Options granted hereunder will not affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law.

(b) Neither the adoption of this Plan nor the granting of any Option will confer upon any Participant the right to continue performing services for the Company, nor will it interfere in any way with the right of the Company to terminate the services of any Participant at any time, with or without cause.

(c) No Participant will have any rights as a shareholder with respect to any shares covered by an Option until the date a certificate for such shares has been issued to the Participant following the exercise of the Option.

16. Securities Law Restrictions.

(a) No shares of Common Stock will be issued under this Plan unless the issuance will be in compliance with applicable federal and state securities laws.

(b) The Chief Executive Officer may require certain investment or other representations and undertakings by the Participant (or other person acquiring the right to exercise the Option by reason of the death of the Participant) in order to comply with applicable law.

(c) Certificates for shares of Common Stock delivered under this Plan may be subject to such restrictions as the Chief Executive Officer may deem advisable. The Chief Executive Officer may cause a legend to be placed on the certificates to refer to these restrictions.

17. Employment or Consulting Relationship. Nothing in the Plan or any Option granted hereunder will interfere with or limit in any way the right of the Company or any of its Parents or Subsidiaries to terminate any Participant’s employment or consulting at any time, nor confer upon any Participant any right to continue in the employ of, or consult with, the Company or any of its Parents or Subsidiaries.

18. Market Standoff. Each Participant, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, will not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during a specified period following the effective date of a registration statement of the Company filed under the Securities Act (except Form S-8); provided, however, that such restriction will apply only to the first registration statement of the Company to become effective under the Securities Act after the date of adoption of the Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such period.

19. Exercise of Option. An Option will be deemed exercised when the Company receives (i) written or electronic notice of exercise from the person entitled to exercise the Option and (ii) full payment for the shares of Common Stock with respect to which the Option is exercised, including payment of any taxes which may be required. Full payment may consist of any of the following, to the extent provided in the applicable Stock Option Agreement:

(a) Payment of the full purchase price in cash or by check;

(b) If provided in the applicable Stock Option Agreement, cashless conversion of the Options to be exercised into a number of shares of Common Stock determined by dividing (a) the aggregate Fair Market Value of the shares of Common Stock issuable upon exercise of the Option, minus the aggregate exercise price of such Option by (b) the Fair Market Value of one share of Common Stock;

(c) If provided in the applicable Stock Option Agreement, delivery of a recourse promissory note having terms and conditions approved by the Board and reflected in the agreement evidencing the Option or in a resolution duly adopted by the Board, in the amount of the full purchase price to the Company; or

(d) If provided in the applicable Stock Option Agreement, payment in such other form of lawful consideration as the Board may approve from time to time.

20. Shareholder’s Agreement. Each Participant who acquires Common Stock through the exercise of Options, if so requested by the Company, will execute a Shareholder’s Agreement which governs the disposition of the Common Stock in the event the Participant seeks to dispose of his Common Stock or incurs a Severance, and other matters that may be addressed in said agreement.

21. Indemnification. To the maximum extent permitted by law, the Company will indemnify each member of the Board and the Chief Executive Officer, as well as any other Employee of or Key Consultant to the Company with duties under this Plan, against expenses (including any amount paid in settlement) reasonably incurred by him or her in connection with any claims against him or her by reason of the performance of his or her duties under this Plan, unless the losses are due to the individual’s gross negligence or lack of good faith.

22. Governing Law. This Plan and all actions taken thereunder will be governed by and construed in accordance with the laws of the State of California. The venue for any legal proceeding under this Plan will be in the appropriate forum in the County of Los Angeles, State of California.

Date: January 1, 2004	InterMetro Communications, Inc.,
a California Corporation

By: /s/ Charles Rice
Charles Rice, President

Amendment to

InterMetro Communications, Inc.
Stock Option Plan
for Directors, Executive Officers, and Employees of
and Key Consultants to InterMetro Communications, Inc.

The following provision of the InterMetro Communications, Inc. Stock Option Plan for Directors, Executive Officers, and Employees of and Key Consultants to InterMetro Communications, Inc. dated January 1, 2004 (the “Plan”) is hereby amended and restated (the “Amendment”):

Section 12(c) of the Plan is hereby amended and restated in its entirety as follows: “The Chief Executive Officer may also increase the aggregate number of shares of Common Stock that may be issued under the Plan so that the aggregate number of shares of Common Stock that may be issued under the Plan equals 15% of the outstanding shares of the Company’s Common Stock, assuming full conversion of the notes issued pursuant to that certain Loan and Security Agreement, dated November 24, 2003, as amended, into shares of Series A Preferred Stock under the applicable Secured Convertible Promissory Notes and the conversion of those shares of Series A Preferred Stock into shares of Common Stock under the Certificate of Determination.”

The Plan shall remain in effect as modified by this Amendment to the Plan (the “Amendment”) except to the extent that the Plan contradicts the Amendment, in which case this Amendment shall govern.

THIS IS TO CERTIFY:

That I am the duly elected, qualified and acting Secretary of InterMetro Communications, Inc., a California corporation (the “Company”), and that the foregoing Amendment to the Plan was validly adopted on June 30, 2004 by the duly elected directors of the Company.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June 2004.

/s/ Charles Rice
Charles Rice, Secretary

Amendment to

InterMetro Communications, Inc.
Stock Option Plan
for Directors, Executive Officers, and Employees of
and Key Consultants to InterMetro Communications, Inc.
The following provision of the InterMetro Communications, Inc. Stock Option Plan for Directors, Executive Officers, and Employees of and Key Consultants to InterMetro Communications, Inc. dated January 1, 2004 (the “Plan”) is hereby amended and restated (the “Amendment”):

Section 12(c) of the Plan is hereby amended and restated in its entirety as follows: “The Chief Executive Officer may also increase the aggregate number of shares of Common Stock that may be issued under the Plan so that the aggregate number of shares of Common Stock that may be issued under the Plan equals 15% of the outstanding shares of the Company’s Common Stock, assuming full conversion of any outstanding preferred stock and the notes issued pursuant to that certain Loan and Security Agreement, dated November 24, 2003, as amended, into shares of Series A Preferred Stock under the applicable Secured Convertible Promissory Notes and the conversion of those shares of Series A Preferred Stock into shares of Common Stock under the Certificate of Determination.”

The Plan shall remain in effect as modified by this Amendment to the Plan (the “Amendment”) except to the extent that the Amendment contradicts the Amendment, in which case this Amendment shall govern.

THIS IS TO CERTIFY:

That I am the duly elected, qualified and acting Secretary of InterMetro Communications, Inc., a California corporation (the “Company”), and that the foregoing Amendment to the Plan was validly adopted on January 16, 2006 by the duly elected directors of the Company.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of January 2006.

/s/ Charles Rice
Charles Rice, Secretary

Exhibit C
2007 Omnibus Stock and Incentive Plan

INTERMETRO COMMUNICATIONS, INC.
2007 OMNIBUS STOCK AND INCENTIVE PLAN

ARTICLE 1.
BACKGROUND AND PURPOSE

1.1.           Background. This 2007 Omnibus Stock and Incentive Plan (the “Plan”) permits the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and other equity-based awards.

1.2.           Purpose. The purposes of the Plan are (a) to attract, reward and retain highly competent persons as officers, Directors, Employees and Consultants of the Company; (b) to provide additional incentives to such Employees, officers, Directors and Consultants by aligning their interests with those of the Company’s shareholders; and (c) to promote the success of the business of the Company.

1.3.           Eligibility. Service Providers who are officers, Directors, Employees or Consultants are eligible to be granted Awards under the Plan. However, Incentive Stock Options may be granted only to Employees.

1.4.           Definitions. Capitalized terms used in the Plan and not otherwise defined herein shall have the meanings assigned to such terms in the attached Appendix.

ARTICLE 2.
SHARE LIMITS

2.1.           Shares Subject to the Plan.

(a)           Share Reserve. Awards may be made under the Plan for up to 8,903,410 Shares. In addition, on each anniversary of the Effective Date on or before the fifth anniversary of the initial public offering, the aggregate number of shares of the Company’s Common Stock reserved for issuance under this Plan shall be increased automatically by the lesser of: (a) a number of shares equal to five percent (5%) of the total number of Shares on the immediately preceding December 31st; (b) 4,713,570 Shares; or (c) such lesser number of shares as the Board, in its sole discretion, determines. These limits on the number of Shares subject to the share reserve shall be subject to adjustment under Section 2.3(a) of the Plan. All of the available Shares may, but need not, be issued pursuant to the exercise of Incentive Stock Options. At all times the Company will reserve and keep available a sufficient number of Shares to satisfy the requirements of all outstanding Awards made under the Plan and all other outstanding but unvested Awards made under the Plan that are to be settled in Shares.

(b)           Shares Counted Against Limitation. If an Award is exercised, in whole or in part, by tender or attestation of Shares under Section 5.4(b), or if the Company’s tax withholding obligation is satisfied by withholding Shares under Section 10.7(b), the number of Shares deemed to have been issued under the Plan (for purposes of the limitation set forth in this Section 2.1) shall be the number of Shares that were subject to the Award or portion thereof so exercised and not the net number of Shares actually issued upon such exercise.

(c)           Lapsed Awards. If an Award: (i) expires; (ii) is terminated, surrendered, or canceled without having been exercised in full; or (iii) is otherwise forfeited in whole or in part (including as a result of Shares constituting or subject to an Award being repurchased by the Company pursuant to a contractual repurchase right), then the unissued Shares that were subject to such Award and/or such surrendered, canceled, or forfeited Shares (as the case may be) shall become available for future grant or sale under the Plan (unless the Plan has terminated), subject however, in the case of Incentive Stock Options, to any limitations under the Code.

(d)           Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors, consultants or advisors of another company (an “Acquired Company”) in connection with a merger, consolidation or similar transaction involving such Acquired Company with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Company. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances, including provisions that preserve the aggregate exercise price and the aggregate option spread as of the closing date of any such transaction. Any substitute Awards granted under the Plan shall not count against the share limitations set forth in Section 2.1(a) and 2.2.

2.2.           Individual Share Limit. In any Tax Year, no Service Provider shall be granted Awards with respect to more than 4,399,332 Shares. The limit described in this Section 2.2 shall be construed and applied consistently with Section 162(m) of the Code, except that this limit shall apply to all Service Providers.

(a)           Awards not Settled in Shares. If an Award is to be settled in cash or any medium other than Shares, the number of Shares on which the Award is based shall count toward the individual share limit set forth in this Section 2.2.

(b)           Canceled Awards. Any Awards granted to a Participant that are canceled shall continue to count toward the individual share limit applicable to that Participant set forth in this Section 2.2.

2.3.           Adjustments. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Shares (whether in the form of cash, Shares, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company or any similar, unusual or extraordinary corporate transaction (or event in respect of the Shares) or a sale of all or substantially all the assets of the Company occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable:

(a)           proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Awards (including the specific maximums and numbers of shares set forth elsewhere in the Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Awards, (iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards or (v) the performance standards appropriate to any outstanding Awards (subject to the limitations for performance based compensation under Section 162(m) of the Code), or

(b)           in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for (i) a cash payment, (ii) the substitution or exchange of any or all outstanding Awards, (iii) the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable with respect to Shares upon or in respect of such event, (iv) all vested Options and Stock Appreciation Rights to be exercised by a date certain in connection with such event at which time these stock rights (whether or not then vested) shall terminate, provided Participants are provided advance written notice or (v) a combination of the foregoing..

The Committee shall value Awards as it deems reasonable in the event of a cash settlement and, in the case of Options, Stock Appreciation Rights or similar stock rights, may base such settlement solely upon the excess if any of the per Share amount payable upon or in respect of such event over the exercise price of the Award. The Committee’s determination with respect to any adjustments under this Section 2.3 shall be final and conclusive. The Committee may act under this Section 2.3 at any time to the extent that the Committee deems such action necessary to permit a Participant to realize the benefits intended to be conveyed with respect to the underlying Shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 2.3(a) above shall nevertheless be made.

ARTICLE 3.
PLAN ADMINISTRATION

3.1.           Administrator. The Plan shall be administered by the Committee.

3.2.           Powers of the Committee. Subject to the provisions of the Plan, Applicable Law, and the specific duties delegated by the Board to the Committee, the Committee shall have the authority in its discretion: (a) to determine the Fair Market Value; (b) to select the Service Providers to whom Awards may be granted hereunder and the types of Awards to be granted to each; (c) to determine the number of Shares to be covered by each Award granted hereunder; (d) to determine whether, to what extent, and under what circumstances an Award may be settled in cash, Shares, other securities, other Awards, or other property; (e) to approve forms of Award Agreements; (f) to determine and amend, in a manner consistent with the terms of the Plan, the terms and conditions of any Award granted hereunder, based on such factors as the Committee, in its sole discretion, shall determine; (g) to construe and interpret the terms of the Plan and Award Agreements; (h) to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry out the purposes of the Plan; (i) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established pursuant to Section 12.1 of the Plan; (j) to authorize withholding arrangements pursuant to Section 10.7(b) of the Plan; (k) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee; (l) to accelerate the vesting, exercisability and/or the deemed attainment of a Performance Objective with respect to an Award; and (m) to make all other determinations and take all other action described in the Plan or as the Committee otherwise deems necessary or advisable for administering the Plan and effectuating its purposes.

3.3.           Compliance with Applicable Law. The Committee shall administer, construe, interpret, and exercise discretion under the Plan and each Award Agreement in a manner that is consistent and in compliance with a reasonable, good faith interpretation of all Applicable Laws, and that avoids (to the extent practicable) the classification of any Award as “deferred compensation” for purposes of Section 409A of the Code, as determined by the Committee. Notwithstanding the foregoing, the failure to satisfy the requirements of Section 409A or Section 162(m) with respect to the grant of an Award under the Plan shall not affect the validity of the action of the Committee otherwise duly authorized and acting in the matter.

3.4.           Effect of Committee’s Decision and Committee’s Liability. The Committee’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards. Neither the Committee nor any of its members shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with the Plan or any Award Agreement. Further, in the performance of its responsibilities with respect to the Plan or any Award Agreement, the Committee shall be entitled to rely upon information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such information and/or advice.

3.5.           Action by the Board / Delegation to Executive Officers. Subject to Applicable Law, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board. Further, to the extent permitted by Applicable Law, the Committee may delegate to one or more Executive Officers the powers: (a) to designate Service Providers who are not Executive Officers as eligible to participate in the Plan; and (b) to determine the amount and type of Awards that may be granted to Service Providers who are not Executive Officers.

3.6.           Awards may be Granted Separately or Together. In the Committee’s discretion, Awards may be granted alone, in addition to, or in tandem with any other Award or any award granted under another plan of the Company or an Affiliate. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.

ARTICLE 4.
VESTING AND PERFORMANCE OBJECTIVES

4.1.           General. The vesting schedule or Period of Restriction for any Award shall be specified in the Award Agreement. The criteria for vesting and for removing restrictions on any Award may include (i) performance of substantial services for the Company for a specified period; (ii) achievement of one or more Performance Objectives; or (iii) a combination of (i) and (ii), as determined by the Committee.

4.2.           Period of Absence from Providing Substantial Services. To the extent that vesting or removal of restrictions is contingent on performance of substantial services for a specified period, a leave of absence (whether paid or unpaid) shall not count toward the required period of service unless the Award Agreement specifically provides otherwise.

4.3.           Performance Objectives.

(a)           Possible Performance Objectives. Any Performance Objective shall relate to the Service Provider’s performance for the Company (or an Affiliate) or the Company’s (or Affiliate’s) business activities or organizational goals, and shall be sufficiently specific that a third party having knowledge of the relevant facts could determine whether the Performance Objective is achieved. For Awards not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee may establish Performance Objectives based on other criteria as it deems appropriate. The Performance Objectives will be comprised of specified levels of one or more of the following performance measures as the Committee deems appropriate: net earnings or net income (before of after taxes); earnings per share; net sales or revenue growth; net operating profit; return measures (including, but not limited to, return on assets, capital, equity, sales, or revenue); cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; market share; working capital targets; cash value added; economic value added; market penetration; and product introductions, in each case determined in accordance with generally accepted accounting principles (subject to modifications approved by the Committee) consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination thereof. The Performance Objectives may be described in terms of goals that are related to the individual Participant or goals that are Company-wide or related to an Affiliate, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Affiliate, division, department, region, function or business unit) or measured relative to selected peer companies or a market or other index. In addition, for Awards not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee may establish Performance Objectives based on other criteria as it deems appropriate.

(b)           Stockholder Approval of Performance Objectives. The list of possible Performance Objectives set forth in Section 4.3(a), above, and the other material terms of Awards of Restricted Stock or Restricted Stock Units that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, shall be subject to reapproval by the Company’s stockholders at the first stockholder meeting that occurs in 2011. No Award of Restricted Stock or Restricted Stock Units that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be made after that meeting unless stockholders have reapproved the list of Performance Objectives, or unless the vesting of the Award is made contingent on stockholder approval of the Performance Objectives and other material terms of such Awards.

(c)           Documentation of Performance Objectives. With respect to any Award, the Performance Objectives shall be set forth in writing no later than 90 days after commencement of the period to which the Performance Objective(s) relate(s) (or, if sooner, before 25% of such period has elapsed) and at a time when achievement of the Performance Objectives is substantially uncertain. Such writing shall also include the period for measuring achievement of the Performance Objectives, which shall be no greater than five consecutive years, as established by the Committee. Once established by the Committee, the Performance Objective(s) may not be changed to accelerate the settlement of an Award or to accelerate the lapse or removal of restrictions on Restricted Stock that otherwise would be due upon the attainment of the Performance Objective(s).

(d)           Committee Certification. Prior to settlement of any Award that is contingent on achievement of one or more Performance Objectives, the Committee shall certify in writing that the applicable Performance Objective(s) and any other material terms of the Award were in fact satisfied. For purposes of this Section 4.3(d), approved minutes of the Committee shall be adequate written certification.

ARTICLE 5.
STOCK OPTIONS

5.1.           Terms of Option. Subject to the provisions of the Plan, the type of Option, term, exercise price, vesting schedule, and other conditions and limitations applicable to each Option shall be as determined by the Committee and shall be stated in the Award Agreement.

5.2.           Type of Option.

(a)           Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Option.

(b)           Neither the Company nor the Committee shall have liability to a Participant or any other party if an Option (or any part thereof) which is intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. In addition, the Committee may make an adjustment or substitution described in Section 2.3 of the Plan that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant or any other party.

5.3.           Limitations.

(a)           Maximum Term. No Option shall have a term in excess of 10 years measured from the date the Option is granted. In the case of any Incentive Stock Option granted to a 10% Stockholder (as defined in Section 5.3(d), below), the term of such Incentive Stock Option shall not exceed five years measured from the date the Option is granted.

(b)           Minimum Exercise Price. Except as provided in Section 5.3(e) and subject to Section 2.3(b) of the Plan, the exercise price per share of an Option shall not be less than 100% of the Fair Market Value per Share on the date the Option is granted. In the case of any Incentive Stock Option granted to a 10% Stockholder (as defined in Section 5.3(d), below), subject to Section 2.3(b) of the Plan, the exercise price per share of such Incentive Stock Option shall not be less than 110% of the Fair Market Value per Share on the date the Option is granted.

(c)           $100,000 Limit for Incentive Stock Options. Notwithstanding an Option’s designation, to the extent that Incentive Stock Options are exercisable for the first time by the Participant during any calendar year with respect to Shares whose aggregate Fair Market Value exceeds $100,000 (regardless of whether such Incentive Stock Options were granted under the Plan, or any other plan of the Company or any Affiliate), such Options shall be treated as Non-Qualified Options. For purposes of this Section 5.3(c), Fair Market Value shall be measured as of the date the Option was granted and Incentive Stock Options shall be taken into account in the order in which they were granted consistent with Applicable Law.

(d)           10% Stockholder. For purposes of this Section 5.3, a “10% Stockholder” is an individual who, immediately before the date an Award is granted, owns (or is treated as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or an Affiliate), determined under Section 424(d) of the Code.

(e)           Short-Term Below Market Options. The Committee shall have the authority to grant Options with an exercise price that is less than the Fair Market Value per Share on the date that the Option is granted; provided, however, that notwithstanding any other provision of this Plan to the contrary, the Award Agreement for each such Option shall require that the Option be exercised no later than the 15th day of the third month following the end of the calendar year in which the Option is granted.

5.4.           Form of Consideration. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. To the extent approved by the Committee, the consideration for exercise of an Option may be paid in any one, or any combination, of the forms of consideration set forth in subsections (a), (b), (c), and (d) below.

(a)           Cash Equivalent. Consideration may be paid by cash, check, or other cash equivalent approved by the Committee.

(b)           Tender or Attestation of Shares. Consideration may be paid by the tendering of other Shares to the Company or the attestation to the ownership of the Shares that otherwise would be tendered to the Company in exchange for the Company’s reducing the number of Shares issuable upon the exercise of the Option. Shares tendered or attested to in exchange for Shares issued under the Plan must be held by the Service Provider for at least six months prior to their tender or their attestation to the Company and may not be Shares of Restricted Stock at the time they are tendered or attested to. The Committee shall determine acceptable methods for tendering or attesting to Shares to exercise an Option under the Plan and may impose such limitations and prohibitions on the use of Shares to exercise Options as it deems appropriate. For purposes of determining the amount of the Option price satisfied by tendering or attesting to Shares, such Shares shall be valued at their Fair Market Value on the date of tender or attestation, as applicable.

(c)           Broker-Assisted Cashless Exercise. Subject to the Committee’s approval, consideration may be paid by the Participant’s (i) irrevocable instructions to the Company to deliver the Shares issuable upon exercise of the Option promptly to a broker (acceptable to the Company) for the Participant’s account, and (ii) irrevocable instructions to the broker to sell Shares sufficient to pay the exercise price and upon such sale to deliver the exercise price to the Company. A Participant may use this form of exercise only if the exercise would not subject the Participant to liability under Section 16(b) of the Exchange Act or would be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act or any other exemption from such liability. The Company shall deliver an acknowledgement to the broker upon receipt of instructions to deliver the Shares, and the Company shall deliver the Shares to such broker upon the settlement date. Upon receipt of the Shares from the Company, the broker shall deliver to the Company cash sale proceeds sufficient to cover the exercise price and any applicable withholding taxes due. Shares acquired by a cashless exercise shall be deemed to have a Fair Market Value on the Option exercise date equal to the gross sales price at which the broker sold the Shares to pay the exercise price.

(d)           Other Methods. Consideration may be paid using such other methods of payment as the Committee, at its discretion, deems appropriate from time to time.

5.5.           Exercise of Option.

(a)           Procedure for Exercise. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as set forth in the Award Agreement. An Option shall be deemed exercised when the Committee receives: (i) written or facsimile notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option and (ii) full payment for the Shares (in a form permitted under Section 5.4 of the Plan) with respect to which the Option is exercised.

(b)           Termination of Relationship as a Service Provider. Except as otherwise provided in the Award Agreement, in the event of Termination of Service before exercise of an Option, the following rules shall apply:

(i)           If the Participant’s Termination of Service is for Cause, no portion of the Option may be exercised, and the Option will immediately expire upon the Termination of Service;

(ii)           An Option may be exercised after the Participant’s Termination of Service only to the extent that the Option was vested as of the Termination of Service;

(iii)           An Option may not be exercised after the expiration of the term of such Option as set forth in the Award Agreement;

(iv)           Unless a Participant’s Termination of Service is the result of the Participant’s death or Disability, the Participant may not exercise the vested portion of an Option more than three months after such Termination of Service;

(v)           If a Participant’s Termination of Service is the result of the Participant’s death or Disability, the Participant may exercise the vested portion of an Option up to 12 months after Termination of Service; and

(vi)           After the Participant’s death, his Beneficiary may exercise an Option only to the extent that the deceased Participant was entitled to exercise such Incentive Stock Option as of the date of his death.

If the Committee determines, subsequent to a Participant’s Termination of Service but before exercise of an Option, that either before or after the Participant’s Termination of Service the Participant engaged in conduct that constitutes “Cause,” then the Participant’s right to exercise any Option is forfeited immediately.

(c)           Rights as a Stockholder. Shares subject to an Option shall be deemed issued, and the Participant shall be deemed the record holder of such Shares, on the Option exercise date. Until such Option exercise date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option. In the event that the Company effects a split of the Shares by means of a stock dividend and the exercise price of, and number of Shares subject to, an Option are adjusted as of the date of distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises such Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares subject to the Option. No other adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

5.6.           Repurchase Rights. The Committee shall have the discretion to grant Options which are exercisable for unvested Shares. If the Participant ceases to be a Service Provider while holding such unvested Shares, the Company shall have the right to repurchase any or all of those unvested Shares at a price per share equal to the lower of (i) the exercise price paid per Share, or (ii) the Fair Market Value per Share at the time of repurchase. The terms upon which such repurchase right shall be exercisable by the Committee (including the period and procedure for exercise and the appropriate vesting schedule for the purchased Shares) shall be established by the Committee and set forth in the document evidencing such repurchase right.

ARTICLE 6.
STOCK APPRECIATION RIGHTS

6.1.           Terms of Stock Appreciation Right. The term, base amount, vesting schedule, and other conditions and limitations applicable to each Stock Appreciation Right shall be as determined by the Committee and shall be stated in the Award Agreement.  Except as otherwise provided by the Committee, all Awards of Stock Appreciation Rights shall be settled in Shares issuable upon the exercise of the Stock Appreciation Right.

6.2.           Exercise of Stock Appreciation Right.

(a)           Procedure for Exercise. Any Stock Appreciation Right granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as set forth in the Award Agreement. A Stock Appreciation Right shall be deemed exercised when the Committee receives written or facsimile notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Appreciation Right.

(b)           Termination of Relationship as a Service Provider. Following a Participant’s Termination of Service, the Participant (or the Participant’s Beneficiary, in the case of Termination of Service due to death) may exercise his or her Stock Appreciation Right within such period of time as is specified in the Award Agreement to the extent that the Stock Appreciation Right is vested as of the Termination of Service. In the absence of a specified time in the Award Agreement, the Stock Appreciation Right shall remain exercisable for three months following the Participant’s Termination of Service for any reason other than Disability or death, and for 12 months after the Participant’s Termination of Service on account of Disability or death. However, if the Participant’s Termination of Service is for Cause, no portion of the Stock Appreciation Right may be exercised, and the Stock Appreciation Right will immediately expire upon the Termination of Service. If the Committee determines, subsequent to a Participant’s Termination of Service but before exercise of a Stock Appreciation Right, that either before or after the Participant’s Termination of Service that the Participant engaged in conduct that constitutes “Cause,” then the Participant’s right to exercise any Stock Appreciation Right is forfeited immediately.

(c)           Rights as a Stockholder. Shares subject to a Stock Appreciation Right shall be deemed issued, and the Participant shall be deemed the record holder of such Shares, on the date the Stock Appreciation Right is exercised. Until such date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Stock Appreciation Right. If the Company effects a split of the Shares by means of a stock dividend and the exercise price of, and number of Shares subject to, a Stock Appreciation Right are adjusted as of the date of distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises such Stock Appreciation Right between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares subject to the Stock Appreciation Right. No other adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

ARTICLE 7.
RESTRICTED STOCK

7.1.           Terms of Restricted Stock. Subject to the provisions of the Plan, the Period of Restriction, the number of Shares granted, and other conditions and limitations applicable to each Award of Restricted Stock shall be as determined by the Committee shall be stated in the Award Agreement. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.2.           Transferability. Except as provided in this Article 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.3.           Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

7.4.           Removal of Restrictions. Except as otherwise provided in this Article 7, and subject to Section 10.5 of the Plan, Shares of Restricted Stock covered by an Award of Restricted Stock made under the Plan shall be released from escrow, and shall become fully transferable, as soon as practicable after the Period of Restriction ends, and in any event no later than 2½ months after the end of the Tax Year in which the Period of Restriction ends.

7.5.           Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.6.           Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement.

(a)           If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions (and shall therefore be forfeitable to the same extent) as the Shares of Restricted Stock with respect to which they were paid.

(b)           If any such dividends or distributions are paid in cash, the Award Agreement may specify that the cash payments shall be subject to the same restrictions as the related Restricted Stock, in which case they shall be accumulated during the Period of Restriction and paid or forfeited when the related Shares of Restricted Stock vest or are forfeited. Alternatively, the Award Agreement may specify that the dividend equivalents or other payments shall be unrestricted, in which case they shall be paid as soon as practicable after the dividend or distribution date. In no event shall any cash dividend or distribution be paid later than 2½ months after the Tax Year in which the dividend or distribution becomes nonforfeitable.

7.7.           Right of Repurchase of Restricted Stock. If, with respect to any Award of Restricted Stock: (a) a Participant’s Termination of Service occurs before the end of the Period of Restriction; (b) any Performance Objectives are not achieved by the end of the period for measuring such Performance Objectives; or (c) the Participant has engaged in conduct either before or after Termination of Service that constitutes Cause, then the Company shall have the right to repurchase forfeitable Shares of Restricted Stock from the Participant at the lower of their original issuance price (or to require forfeiture of such Shares if issued at no cost) or their Fair Market Value.

ARTICLE 8.
RESTRICTED STOCK UNITS

8.1.           Terms of Restricted Stock Units. Subject to the provisions of the Plan, the Period of Restriction, number of underlying Shares, and other conditions and limitations applicable to each Award of Restricted Stock Units shall be as determined by the Committee and shall be stated in the Award Agreement.

8.2.           Settlement of Restricted Stock Units. Subject to Section 10.5 of the Plan, the number of Shares specified in the Award Agreement, or cash equal to the Fair Market Value of the underlying Shares specified in the Award Agreement, shall be delivered to the Participant as soon as practicable after the end of the applicable Period of Restriction, and in any event no later than 2½ months after the end of the Tax Year in which the Period of Restriction ends.

8.3.           Dividend and Other Distribution Equivalents. The Committee is authorized to grant to holders of Restricted Stock Units the right to receive payments equivalent to dividends or other distributions with respect to Shares underlying Awards of Restricted Stock Units. The Award Agreement may specify that the dividend equivalents or other distributions shall be subject to the same restrictions as the related Restricted Stock Units, in which case they shall be accumulated during the Period of Restriction and paid or forfeited when the related Restricted Stock Units are paid or forfeited. Alternatively, the Award Agreement may specify that the dividend equivalents or other distributions shall be unrestricted, in which case they shall be paid on the dividend or distribution payment date for the underlying Shares, or as soon as practicable thereafter. In no event shall any unrestricted dividend equivalent or other distribution be paid later than 2½ months after the Tax Year in which the record date for the dividend or distribution occurs.

8.4.           Deferral Election. Notwithstanding anything to the contrary in Sections 8.2 or 8.3, a Participant may elect in accordance with the terms of the Award Agreement and Section 409A of the Code to defer receipt of all or any portion of the Shares or other property otherwise issuable to the Participant pursuant to a Restricted Stock Unit Award to the extent permitted by the Committee.

8.5.           Forfeiture. If, with respect to any Award: (a) a Participant’s Termination of Service occurs before the end of the Period of Restriction; (b) any Performance Objectives are not achieved by the end of the period for measuring such Performance Objectives; or (c) the Participant has engaged in conduct either before or after Termination of Service that constitutes Cause, then the Restricted Stock Units granted pursuant to such Award shall be forfeited and the Company (and any Affiliate) shall have no further obligation.

ARTICLE 9.
OTHER EQUITY-BASED AWARDS

9.1.           Other Equity-Based Awards. The Committee shall have the right to grant other Awards based upon or payable in Shares having such terms and conditions as the Committee may determine, including deferred stock units, the grant of Shares upon the achievement of a Performance Objective and the grant of securities convertible into Shares.

ARTICLE 10.
ADDITIONAL TERMS OF AWARDS

10.1.         No Rights to Awards. No Service Provider shall have any claim to be granted any Award under the Plan, and the Company is not obligated to extend uniform treatment to Participants or Beneficiaries under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

10.2.          No Effect on Employment or Service. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company; nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without Cause, to the extent permitted by Applicable Laws and any enforceable agreement between the Service Provider and the Company.

10.3.         No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

10.4.          Transferability of Awards. Unless otherwise determined by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. Subject to the approval of the Committee in its sole discretion, Non-Qualified Options may be transferable to members of the immediate family of the Participant and to one or more trusts for the benefit of such family members, partnerships in which such family members are the only partners, or corporations in which such family members are the only stockholders. “Members of the immediate family” means the Participant’s spouse, children, stepchildren, grandchildren, parents, grandparents, siblings (including half brothers and sisters), and individuals who are family members by adoption. To the extent that any Award is transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate.

10.5.         Conditions On Delivery of Shares and Lapsing of Restrictions. The Company shall not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from Shares previously delivered under the Plan until: (a) all conditions of the Award have been met or removed to the satisfaction of the Committee; (b) subject to approval of the Company’s counsel, all other legal matters (including any Applicable Laws) in connection with the issuance and delivery of such Shares have been satisfied; and (c) the Participant has executed and delivered to the Company such representations or agreements as the Committee may consider appropriate to satisfy the requirements of Applicable Laws.

10.6.          Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance or sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

10.7.          Withholding.

(a)           Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to the grant, exercise, vesting, or settlement of an Award, the Company shall have the power and the right to deduct or withhold, or to require a Participant or Beneficiary to remit to the Company, an amount sufficient to satisfy any federal, state, and local taxes (including the Participant’s FICA obligation) that the Company determines is required to be withheld to comply with Applicable Laws. The Participant or Beneficiary shall remain responsible at all times for paying any federal, state, and local income or employment tax due with respect to any Award, and the Company shall not be liable for any interest or penalty that a Participant or Beneficiary incurs by failing to make timely payments of tax.

(b)           Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant or Beneficiary to satisfy such tax withholding obligation, in whole or in part, by (i) electing to have the Company withhold otherwise deliverable Shares, or (ii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required by Applicable Law to be withheld. The Fair Market Value of the Shares to be withheld or delivered, or with respect to which restrictions are removed, shall be determined as of the date that the taxes are required to be withheld.

10.8.          Other Provisions in Award Agreements. In addition to the provisions described in the Plan, any Award Agreement may include such other provisions (whether or not applicable to the Award of any other Participant) as the Committee determines appropriate, including restrictions on resale or other disposition, provisions for the acceleration of vesting and/or exercisability of Awards upon a Change of Control of the Company and provisions to comply with Applicable Laws. Without limiting any other express authority of the Committee under (but subject to) the express limits of the Plan, the Committee may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion had imposed, without the Participant’s consent, and may make other changes to the terms and conditions of Awards. Notwithstanding the foregoing, the Committee shall not adjust or change previously imposed terms and conditions for an Option or a Stock Appreciation Right in such a manner as would constitute a Repricing of the exercise price or base amount of any Option or Stock Appreciation Right without stockholder approval except as contemplated in Section 2.3 (with respect to a stock split, merger, acquisition, spin-off or any other similar, unusual or extraordinary corporate transaction or event in respect of the Shares as described therein).

10.9.         Section 16 of the Exchange Act. It is the intent of the Company that Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Awards, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. The Company shall have no liability to any Participant or other person for Section 16 consequences of Awards or events in connection with Awards if an Award or related event does not so qualify.

10.10.          Not Benefit Plan Compensation. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of determining the Participant’s benefits under any other employee benefit plans or arrangements provided by the Company or an Affiliate, except where the Committee expressly provides otherwise in writing.

ARTICLE 11.
TERM, AMENDMENT, AND TERMINATION OF PLAN

11.1.           Term of Plan. The Plan shall become effective on the Effective Date.

11.2.           Termination. The Plan shall terminate upon the earliest to occur of (i) June 23, 2016; (ii) the date on which all Shares available for issuance under the Plan have been issued as fully vested Shares; or (iii) the date determined by the Board pursuant to its authority under Section 11.3 of the Plan.

11.3.           Amendment. The Board or the Committee may at any time amend, alter, suspend, or terminate the Plan, without the consent of the Participants or Beneficiaries. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws. Any revision that deletes or limits the scope of the provisions of Section 10.8 prohibiting Repricing of Options or Stock Appreciation Rights without stockholder approval shall require stockholder approval.

11.4.           Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan shall impair the rights of any Participant or Beneficiary under an outstanding Award, unless required to comply with an Applicable Law or mutually agreed otherwise between the Participant and the Committee; any such agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

ARTICLE 12.
MISCELLANEOUS

12.1.           Authorization of Sub-Plans. The Committee may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities, and/or tax laws of various jurisdictions. The Committee shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations as the Committee deems necessary or desirable, and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Committee shall deem necessary or desirable. All sub-plans adopted by the Committee shall be deemed to be part of the Plan, but each sub-plan shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any sub-plans to Participants in any jurisdiction which is not the subject of such sub-plan.

12.2.           Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Nevada, regardless of the laws that might otherwise govern under any state’s applicable principles of conflicts of laws.

12.3.           Committee Manner of Action. Unless otherwise provided in the bylaws of the Company or the charter of the Committee: (a) a majority of the members of a Committee shall constitute a quorum; and (b) the vote of a majority of the members present who are qualified to act on a question assuming the presence of a quorum or the unanimous written consent of the members of the Committee shall constitute action by the Committee. The Committee may delegate the performance of ministerial functions in connection with the Plan to such person or persons as the Committee may select.

12.4.           Expenses. The costs of administering the Plan shall be paid by the Company.

12.5.           Severability. If any provision of the Plan or any Award Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, such provision shall be construed or deemed to be amended to resolve the applicable infirmity, unless the Committee determines that it cannot be so construed or deemed amended without materially altering the Plan or the Award, in which case such provision shall be stricken as to such jurisdiction, person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

12.6.           Construction. Unless the contrary is clearly indicated by the context: (a) the use of the masculine gender shall also include within its meaning the feminine and vice versa; (b) the use of the singular shall also include within its meaning the plural and vice versa; and (c) the word “include” shall mean to include, but not to be limited to.

12.7.           No Trust or Fund Created. Neither the Plan nor any Award Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company (or an Affiliate) and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company (or an Affiliate) pursuant to an Award, such right shall be no more secure than the right of any unsecured general creditor of the Company (or the Affiliate, as applicable).

12.8.           Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

12.9           Complete Statement of Plan. This document is a complete statement of the Plan.

APPENDIX

As used in the Plan, the following terms shall have the following meanings:

“Affiliate” means an entity in which the Company has a direct or indirect equity interest, whether now or hereafter existing; provided however, that with respect to an Incentive Stock Option, an Affiliate means a “parent corporation” (as defined in Section 424(e) of the Code) or a “subsidiary corporation” (as defined in Section 424(f) of the Code) with respect to the Company, whether now or hereafter existing. Notwithstanding the foregoing, “Affiliate” for purposes of defining a Change of Control means with respect to a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

“Applicable Laws” means the requirements relating to, connected with, or otherwise implicated by the administration of long-term incentive plans under applicable state corporation laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or other equity-based awards.

“Award Agreement” means a written agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficiary” means the personal representative of the Participant’s estate or the person(s) to whom an Award is transferred pursuant to the Participant’s will or in accordance with the laws of descent or distribution.

“Board” means the board of directors of the Company.

“Cause”, as used in connection with the termination of a Participant’s services, means (1) with respect to any Participant employed under a written employment agreement with the Company which agreement includes a definition of “cause,” “cause” as defined in that agreement or, if that agreement contains no such definition, a material breach by the Participant of that agreement, or (2) with respect to any other Participant, any of the following:

(a)           the failure of the Participant to perform any of his or her material duties to the Company, including, without limitation, breach of the Company’s code of ethics, conflict of interest or employment policies;

(b)           the Participant’s conviction (including any pleas of guilty or nolo contendre) of any felony or other crime that the Committee reasonably determines adversely impacts the Participant’s ability to continue performing services with the Company;

(c)           any act or omission to act by the Participant (other than the Participant’s resignation or retirement) which would reasonably be likely to have the effect of injuring the reputation, business or business relationships of the Company or impairing the Participant’s ability to perform services for the Company;

(d)           acts of theft, embezzlement, fraud, dishonesty, misrepresentation or falsification of documents or records involving the Company;

(e)           violation of any law or administrative regulation related to the Company’s business and use of the Company’s facilities or premises to conduct unlawful or unauthorized activities or transactions and

(f)           conduct that could result in publicity reflecting unfavorably on the Company in a material way;

(g)           the Participant’s improper use of the Company’s confidential or proprietary information; or

(h)           a breach of the terms of any employment agreement, confidentiality agreement, non-competition agreement and non-solicitation agreement or any other agreement between the Participant and the Company , after giving effect to the notification provisions, if any, and the mechanisms to remedy or cure a breach, if appropriate, as described in any such agreement.

The Committee shall determine whether conduct constituting “Cause” has occurred for purposes of the Plan. For purposes of this definition, the term “Company” includes any Affiliate of the Company and “Cause” is not limited to events that have occurred before a Participant’s Termination of Service, nor is it necessary that the Committee’s finding of “Cause” occur prior to Termination of Service.

“Change of Control” means and shall be deemed to occur upon the first of the following events:

(a)           the acquisition, after the date hereof, by an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the combined voting power of the Voting Securities of the Company then outstanding after giving effect to such acquisition or, if greater the percentage of the combined voting power of the Voting Securities of the Company held or controlled by the Company’s largest shareholder or his Affiliates (including but not limited to members of his “family” (as defined under Section 267(c)(4) of the Code) after giving effect to such acquisition); provided however, that if any one Person, or more than one Person acting as a group, is considered to own more than such percentages of the Voting Securities, acquisition of additional Voting Securities is not considered to cause an additional Change of Control; or

(b)           the Company is merged or consolidated or reorganized into or with another Company or other legal entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the Voting Securities of such Company or entity immediately after such transaction is held in the aggregate by the holders of Voting Securities of the Company immediately prior to such merger, consolidation or reorganization; or

(c)           the Company sells or otherwise transfers all or substantially all of its assets (including but not limited to its Subsidiaries) to another Company or legal entity in one transaction or a series of related transactions, and as a result of such sale(s) or transfer(s), less than a majority of the combined voting power of the then outstanding Voting Securities of such Company or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Securities of the Company immediately prior to such sale or transfer; or

(d)            approval by the Board or the stockholders of the Company of a complete or substantial liquidation or dissolution of the Company.

Notwithstanding the foregoing, unless otherwise determined in a specific case by majority vote of the Board, a Change of Control shall not be deemed to have occurred solely because: (a) the Company; (b) a Subsidiary; (c) any one or more members of executive management of the Company or its Affiliates; (d) any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary; or (e) any combination of the Persons referred to in the preceding clauses (a) through (d) becomes the actual or beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the Voting Securities of the Company.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be a reference to any regulations or other guidance of general applicability promulgated under such section, and shall further be a reference to any successor or amended section of such section of the Code that is so referred to and any regulations thereunder.

“Committee” means the Compensation Committee of the Board.

“Company” means InterMetro Communications, Inc., a Nevada corporation, or any successor thereto.

“Consultant” means any natural person, including an advisor, engaged by the Company or an Affiliate to render services (other than in connection with the offer or sale of securities in a capital raising transaction or to promote or maintain a market for securities) to such entity.

“Director” means a member of the Board.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code. The Committee shall determine both whether Disability has occurred and the date of its occurrence. If requested, a Participant shall be examined by a physician selected or approved by the Committee.

“Effective Date” means the Company’s initial public offering; provided that the Plan and any Awards granted hereunder shall be null and void if the Plan is not approved by the Company’s stockholders before any compensation under the Plan is paid.

“Employee” means any person who is an employee, as defined in Section 3401(c) of the Code, of the Company or any Affiliate or any other entity the employees of which are permitted to receive Incentive Stock Options under the Code. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Officer” means an individual who is an “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or a “covered employee” under Section 162(m) of the Code.

“Fair Market Value” means, with respect to Shares as of any date (except in the case of a cashless exercise pursuant to Section 5.4(c)) the closing sale price per share of such Shares (or the closing bid, if no sales were reported) as reported in The Wall Street Journal or, if not reported therein, such other source as the Committee deems reliable.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Non-Qualified Option” means an Option not intended to qualify as an Incentive Stock Option.

“Option” means an option to purchase Shares that is granted pursuant to Article 5 of the Plan. An Option may be an Incentive Stock Option or a Non-Qualified Option.

“Participant” means the holder of an outstanding Award granted under the Plan.

“Performance Objective” means a performance objective or goal that must be achieved before an Award, or a feature of an Award, becomes nonforfeitable, as described in Section 4.3 of the Plan.

“Period of Restriction” means the period during which Restricted Stock, the remuneration underlying Restricted Stock Units, or any other feature of an Award is subject to a substantial risk of forfeiture. A Period of Restriction shall be deemed to end when the applicable Award ceases to be subject to a substantial risk of forfeiture.

“Person” means any individual, Company, partnership, group, association or other “person,” as such term is used in Section 14(d) of the Exchange Act.

“Plan” means this 2007 Omnibus Stock and Incentive Plan.

“Public Securities” means securities meeting the following requirements: (A) of a class that is registered under Section 12 of the Exchange Act and is either listed and qualified for trading on a national securities exchange or is listed for quotation and qualified for trading on NASDAQ and (B) in a company that is then-current in its reporting obligations under the Exchange Act.

“Repricing” means: (a) reducing the exercise price or base amount of an Option or Stock Appreciation Right after it is granted; (b) taking any action that is treated as a “repricing” under generally accepted accounting principles; (c) canceling an Option or a Stock Appreciation Right at a time when its exercise price or base amount exceeds the Fair Market Value of a Share (each, an “Underwater Award”), in exchange for another Option, Stock Appreciation Right, Restricted Stock or other Award; or (d) repurchasing an Option or Stock Appreciation Right that is an Underwater Award.

“Restricted Stock” means Shares that, during a Period of Restriction, are subject to restrictions as described in Article 7 of the Plan.

“Restricted Stock Unit” means an Award that entitles the recipient to receive Shares or cash after a Period of Restriction, as described in Article 8 of the Plan.

“Service Provider” means an Officer, Director, Employee or Consultant.

“Share” means a share of the Company’s common stock, $.001 par value per share.

“Stock Appreciation Right” means an Award that entitles the recipient to receive, upon exercise, the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) a base amount specified by the Committee which shall not be less than the Fair Market Value of a Share on the date the Award is granted, as described in Article 6 of the Plan.

“Subsidiary” means a Company, company or other entity: (a) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are; or (b) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, or unincorporated association), but more than fifty percent (50%) of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

“Tax Year” means the Company’s taxable year. If an Award is granted by an Affiliate, such Affiliate’s taxable year shall apply instead of the Company’s taxable year.

“Termination of Service” means the date an individual ceases to be a Service Provider in any capacity. Awards under the Plan shall not be affected by the change of a Participant’s status with in or among the Company and any Affiliates, so long as the Participant remains a Service Provider. Unless the Committee or a Company policy provides otherwise, a leave of absence authorized by the Company or the Committee (including sick leave or military leave) from which return to service is not guaranteed by statute or contract shall be characterized as a Termination of Service if the individual does not return to service within three months; such Termination of Service shall be effective as of the first day that is more than three months after the beginning of the period of leave. If the ability to return to service upon the expiration of such leave is guaranteed by statute or contract, but the individual does not return, the leave shall be characterized as a Termination of Service as of a date established by the Committee or Company policy. For purposes of the Plan and any Award hereunder, if an entity ceases to be an Affiliate, Termination of Service shall be deemed to have occurred with respect to each Participant in respect of such Affiliate who does not continue as a Service Provider in respect of the Company or another Affiliate after such giving effect to such Affiliate’s change in status.

“Voting Securities” means, with respect to any Person, any securities entitled to vote (including by the execution of action by written consent) generally in the election of directors of such Person (together with direct or indirect options or other rights to acquire any such securities).